Exhibit 99.1

MarkWest Hydrocarbon, Inc.	Contact:	Frank Semple, President and CEO
1515 Arapahoe Street		James Ivey, CFO
Tower 2, Suite 700		Andy Schroeder, VP Finance & Treasurer
Denver, CO 80202	Phone:	(866) 858-0482
	Fax:	(303) 290-8769
	E-mail:	investorrelations@markwest.com
	Website:	www.markwest.com

MarkWest Hydrocarbon Reports 2006 Second Quarter Results

DENVER—August 7, 2006—MarkWest Hydrocarbon, Inc. (AMEX: MWP) (the “Company”) today reported a net loss of $2.1 million for the three months ended June 30, 2006, or $0.18 per diluted share, compared to a net loss of $1.6 million, or $0.14 per diluted share, for the second quarter of 2005.

The Company also reported net income of $0.7 million for the six months ended June 30, 2006, or $0.06 per diluted share, compared to a net loss of less than $0.1 million, or $0.01 per diluted share, for the same period in 2005.

The Company reports its operations under two business segments, MarkWest Hydrocarbon Standalone (“Standalone”) and MarkWest Energy Partners (the “Partnership”).

MarkWest Hydrocarbon’s share of net income attributable to MarkWest Energy Partners (net of the eliminating entry for non-controlling interest in net income of consolidated subsidiary) was $3.4 million in the second quarter of 2006, up from $0.4 million in the second quarter of 2005.  For the six months ended June 30, 2006 the Company’s share was $6.7 million, up from $1.3 million for the same period in 2005.

A key element of MarkWest Hydrocarbon’s activity is the cash distributions it receives on its ownership interest in MarkWest Energy Partners, L.P., which consists of approximately 2.5 million limited partner units, its 2% general partner interest and its incentive distribution rights. MarkWest Hydrocarbon received $4.3 million in distributions in the second quarter of 2006, which represents a 39% increase over the $3.1 million received in the second quarter of 2005.

The Standalone business segment consists of the Company’s natural gas liquid (NGL) marketing activities for our NGL’s extracted primarily at MarkWest Energy Partners Siloam facility; the management of our keep-whole contracts in Appalachia and a wholesale propane marketing business.  For the three months ended June 30, 2006, our Standalone segment reported net losses of $5.5 million, an increase of $3.5 million when compared to the $2.0 million of net losses for the same period in 2005.  This result is summarized as follows:

•                  We reported a mark-to-market loss of $6.2 million for our 2006/2007 derivative instruments related to our Standalone operations, consistent with our previous announcements that we would not be applying hedge accounting treatment for these items, compared to none in 2005.  The revaluation of our long-term shrink obligation increased revenue by $1.6 million in the second quarter of 2006 compared to a $0.4 million increase in 2005, resulting in a $1.2 million positive impact to the quarter-over-quarter comparison. Both of these items are non-cash adjustments.

•                  Our realized fractionation (frac) spread improved significantly compared to the prior year (approximately $0.42 per gallon in 2006 vs. approximately $0.20 per gallon in 2005).  When combined with a 1.9 million gallon reduction in sales, this amounted to a $3.7 million positive impact on segment net income.

•                  Other areas, including SG&A, depreciation, interest and dividend income and our other marketing operations increased these declines by a combined $1.5 million. Non-cash compensation included in SG&A was $1.0 million for the second quarter in 2006 compared to $0.8 million for 2005.

•                  Income tax benefit declined $0.7 million.

The Company declared a quarterly cash dividend of $0.24 per share of its common stock for an implied annual rate of $0.96 per share to be paid on August 21, 2006, to shareholders of record as of August 14, 2006.  This quarterly cash dividend represents an increase of $0.065 per share over the previous quarter’s dividend.

“We are pleased with the second quarter performance and the board’s decision to increase our quarterly dividend,” said Frank Semple, President and Chief Executive Officer. “Our results were driven primarily by MarkWest Energy Partners’ distribution growth and strong operating cash flow performance from our NGL marketing business. Contributions to net income from MarkWest Energy Partners was $3.4 million for the quarter and the partnership is very well positioned to achieve its objective of 10 percent annual distribution growth per unit for the foreseeable future. We also experienced a very strong frac spread environment during the second quarter, which provided a positive cash flow contribution even during our slow summer sales period.  Approximately 70 percent of the frac spread has been hedged through the first quarter of 2007 at historically high margins.  Because of our strong financial performance and the projected growth of MWE we anticipate that MarkWest Hydrocarbon will become a taxpaying entity in 2006.  The future tax liability was a consideration in this quarter’s dividend increase and will continue to be considered in future dividend decisions.”

The Company will host a conference call on Wednesday, August 9, 2006, at 2:00 P.M. MDT to review its second quarter 2006 earnings.  Interested parties can participate in the call by dialing the following number approximately ten minutes prior to the scheduled start time:  1-866-249-6463.  A replay of the call will be available through August 16, 2006 by dialing 1-800-405-2236 and entering the following passcode: 11066684#.  To access the webcast, please visit our website at www.markwest.com.

###

MarkWest Hydrocarbon, Inc. (AMEX: MWP) controls and operates MarkWest Energy Partners, L.P. (AMEX: MWE), a publicly traded limited partnership engaged in the gathering, processing and transmission of natural gas; the transportation, fractionation and storage of natural gas liquids; and the gathering and transportation of crude oil. We also market natural gas and NGLs.

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. The forward-looking statements involve risks and uncertainties that affect our operations, financial performance and other factors as discussed in our filings with the Securities and Exchange Commission. Among the factors that could cause results to differ materially are those risks discussed in our Form 10-K for the year ended December 31, 2005 as filed with the SEC.

MarkWest Hydrocarbon, Inc.
Statement of Operations
(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005
	(in thousands)		(in thousands)

Revenues	$186,590	$141,280	$427,470	$279,540
Derivatives	(13,057)	(240)	(14,316)	(147)
Total Revenue	173,533	141,040	413,154	279,393

Operating expenses:
Purchased product costs	116,858	112,354	298,025	217,053
Facility expenses	14,217	10,985	27,921	20,245
Selling, general and administrative expenses	13,061	9,125	24,437	17,227
Depreciation	7,778	4,995	15,156	9,736
Amortization of intangible assets	4,027	2,095	8,043	4,190
Accretion of asset retirement obligation	26	11	51	21
Total operating expenses	155,967	139,565	373,633	268,472

Income from operations	$17,566	$1,475	$39,521	$10,921

Other income (expense):
Income (loss) from unconsolidated subsidiary	1,228	989	2,173	990
Interest income	436	321	842	570
Interest expense	(10,798)	(4,588)	(21,842)	(8,293)
Amortization of deferred financing costs (a component of interest expense)	(859)	(558)	(1,684)	(1,094)
Dividend income	109	96	215	188
Miscellaneous income (expense)	1,517	148	3,759	235
Income (loss) from continuing operations before non-controlling interest in net income of consolidated subsidiary and income taxes	9,199	(2,117)	22,984	3,517

Income tax (expense) benefit
Current	(64)	—	429	—
Deferred	6	802	(896)	32
Income tax (expense) benefit	(58)	802	(467)	32

Non-controlling interest in net income of consolidated subsidiary	(11,273)	(294)	(21,817)	(3,619)

Net income (loss)	$(2,132)	$(1,609)	$700	$(70)

Net income (loss) per share:
Basic	$(0.18)	$(0.14)	$0.06	$(0.01)
Diluted	$(0.18)	$(0.14)	$0.06	$(0.01)

Weighted average number of outstanding shares of common stock:
Basic	11,936	11,861	11,921	11,852
Diluted	11,936	11,861	12,046	11,852

MarkWest Hydrocarbon, Inc.
Segment Income (Loss)
(in thousands)

	MarkWest Hydrocarbon Standalone	MarkWest Energy Partners	Consolidating Entries	Total
Three months ended June 30, 2006: (in thousands)
Revenues:
Revenue	$62,189	$142,280	$(17,879)	$186,590
Derivatives	(6,156)	(6,901)	—	(13,057)
Total Revenue	56,033	135,379	(17,879)	173,533

Purchased product costs	52,606	76,178	(11,926)	116,858
Facility expenses	4,705	15,465	(5,953)	14,217
Selling, general and administrative expenses	4,073	8,988	—	13,061
Depreciation	394	7,384	—	7,778
Amortization of intangible assets	—	4,027	—	4,027
Accretion of asset retirement and lease obligations	—	26	—	26
Operating income (loss)	(5,745)	23,311	—	17,566

Other income (expense):
Equity in earnings in unconsolidated affiliates	—	1,228	—	1,228
Interest income	177	259	—	436
Interest expense	(84)	(10,714)	—	(10,798)
Amortization of deferred financing costs (a component of interest expense)	(33)	(826)	—	(859)
Dividend income	109	—	—	109
Miscellaneous income	2	1,515	—	1,517
Income (loss) before non-controlling interest in net income of consolidated subsidiary and income taxes	(5,574)	14,773	—	9,199
Income tax (expense) benefit	78	(679)	543	(58)
Non-controlling interest in net income of consolidated subsidiary	—	—	(11,273)	(11,273)
Net income (loss)	$(5,496)	$14,094	$(10,730)	$(2,132)

MarkWest Hydrocarbon, Inc.
Segment Income (Loss)
(in thousands)

	MarkWest Hydrocarbon Standalone	MarkWest Energy Partners	Consolidating Entries	Total
Three months ended June 30, 2005: (in thousands)
Revenues:
Revenue	$52,786	$103,200	$(14,706)	$141,280
Derivatives	—	(240)	—	(240)
Total Revenue	52,786	102,960	(14,706)	141,040

Purchased product costs	47,729	73,862	(9,237)	112,354
Facility expenses	5,094	11,360	(5,469)	10,985
Selling, general and administrative expenses	2,814	6,311	—	9,125
Depreciation	419	4,576	—	4,995
Amortization of intangible assets	—	2,095	—	2,095
Accretion of asset retirement and lease obligations	2	9	—	11
Operating income (loss)	(3,272)	4,747	—	1,475

Other income (expense):
Equity in earnings in unconsolidated affiliates	(1)	990	—	989
Interest income	258	63	—	321
Interest expense	(30)	(4,558)	—	(4,588)
Amortization of deferred financing costs (a component of interest expense)	(61)	(497)	—	(558)
Dividend income	96	—	—	96
Miscellaneous income	222	(74)	—	148
Income (loss) before non-controlling interest in net income of consolidated subsidiary and income taxes	(2,788)	671	—	(2,117)
Income tax benefit	802	—	—	802
Non-controlling interest in net income of consolidated subsidiary	—	—	(294)	(294)
Net income (loss)	$(1,986)	$671	$(294)	$(1,609)

MarkWest Hydrocarbon, Inc.
Segment Income (Loss)
(in thousands)

	MarkWest Hydrocarbon Standalone	MarkWest Energy Partners	Consolidating Entries	Total
Six months ended June 30, 2006: (in thousands)
Revenues:
Revenue	$164,281	$298,783	$(35,594)	$427,470
Derivatives	(7,655)	(6,661)	—	(14,316)
Total Revenue	156,626	292,122	(35,594)	413,154

Purchased product costs	144,631	176,975	(23,581)	298,025
Facility expenses	10,475	29,459	(12,013)	27,921
Selling, general and administrative expenses	7,111	17,326	—	24,437
Depreciation	599	14,557	—	15,156
Amortization of intangible assets	—	8,043	—	8,043
Accretion of asset retirement and lease obligations	—	51	—	51
Operating income (loss)	(6,190)	45,711	—	39,521

Other income (expense):
Equity in earnings in unconsolidated affiliates	—	2,173	—	2,173
Interest income	363	479	—	842
Interest expense	(152)	(21,690)	—	(21,842)
Amortization of deferred financing costs (a component of interest expense)	(50)	(1,634)	—	(1,684)
Dividend income	215	—	—	215
Miscellaneous income	152	3,607	—	3,759
Income (loss) before non-controlling interest in net income of consolidated subsidiary and income taxes	(5,662)	28,646	—	22,984
Income tax (expense) benefit	(331)	(679)	543	(467)
Non-controlling interest in net income of consolidated subsidiary	—	—	(21,817)	(21,817)
Net income (loss)	$(5,993)	$27,967	$(21,274)	$700

MarkWest Hydrocarbon, Inc.
Segment Income (Loss)
(in thousands)

	MarkWest Hydrocarbon Standalone	MarkWest Energy Partners	Consolidating Entries	Total
Six months ended June 30, 2005: (in thousands)
Revenues:
Revenue	$117,307	$192,744	$(30,511)	$279,540
Derivatives	—	(147)	—	(147)
Total Revenue	117,307	192,597	(30,511)	279,393

Purchased product costs	101,550	134,647	(19,144)	217,053
Facility expenses	10,921	20,691	(11,367)	20,245
Selling, general and administrative expenses	6,277	10,950	—	17,227
Depreciation	834	8,902	—	9,736
Amortization of intangible assets	—	4,190	—	4,190
Accretion of asset retirement and lease obligations	2	19	—	21
Operating income (loss)	(2,277)	13,198	—	10,921

Other income (expense):
Equity in earnings in unconsolidated affiliates	—	990	—	990
Interest income	440	130	—	570
Interest expense	(61)	(8,232)	—	(8,293)
Amortization of deferred financing costs (a component of interest expense)	(122)	(972)	—	(1,094)
Dividend income	188	—	—	188
Miscellaneous income	413	(178)	—	235
Income (loss) before non-controlling interest in net income of consolidated subsidiary and income taxes	(1,419)	4,936	—	3,517
Income tax benefit	32	—	—	32
Non-controlling interest in net income of consolidated subsidiary	—	—	(3,619)	(3,619)
Net income (loss)	$(1,387)	$4,936	$(3,619)	$(70)

MarkWest Hydrocarbon, Inc.
Segment Balance Sheet
(in thousands)

	June 30, 2006
	MarkWest Hydrocarbon Standalone	MarkWest Energy Partners	Consolidating Entries	Consolidated

ASSETS
Current assets:
Cash and cash equivalents	$5,179	$21,093	$—	$26,272
Marketable securities	6,527	—	—	6,527
Receivables	21,469	75,553	(10,174)	86,848
Inventories	35,804	12,087	—	47,891
Fair value of derivative instruments	185	1,131	—	1,316
Other current assets	11,138	10,100	—	21,238
Total current assets	80,302	119,964	(10,174)	190,092

Property, plant and equipment, net	2,563	503,271	—	505,834
Investment in and advances to other equity investee	7,738	57,394	(7,738)	57,394
Other long term assets	2,905	358,412	—	361,317
Total assets	$93,508	$1,039,041	$(17,912)	$1,114,637

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$29,232	$122,336	$(10,174)	$141,394
Fair value of derivative instruments	7,840	7,924	—	15,764
Deferred income taxes	533	—	—	533
Current portion of long term debt	—	460	—	460
Total current liabilities	37,605	130,720	(10,174)	158,151

Long-term debt	—	593,628	—	593,628
Deferred income taxes	4,247	679	(543)	4,383
Non-controlling interest in consolidated subsidiary	710	—	304,941	305,651
Fair value of derivative instruments	—	658	—	658
Other long-term liabilities	12,983	1,220	—	14,203
Total liabilities	55,545	726,905	294,224	1,076,674

Total stockholders’ equity	37,963	312,136	(312,136)	37,963
Total liabilities and stockholders’ equity	$93,508	$1,039,041	$(17,912)	$1,114,637

MarkWest Hydrocarbon, Inc.
Segment Balance Sheet
(in thousands)

	December 31, 2005
	MarkWest Hydrocarbon Standalone	MarkWest Energy Partners	Eliminating Entries	Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$863	$20,105	$—	$20,968
Marketable securities	6,070	—	—	6,070
Receivables	38,922	117,978	(11,361)	145,539
Inventories	26,946	3,554	—	30,500
Other	20,020	6,861	—	26,881
Total current assets	92,821	148,498	(11,361)	229,958

Property, plant and equipment, net	1,737	492,961		494,698
Investment in and advances to other equity investee	6,668	182	(6,668)	182
Other assets	3,014	404,452	—	407,466
Total assets	$104,240	$1,046,093	$(18,029)	$1,132,304

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$43,247	$133,088	$(11,361)	$164,974
Fair value of derivative instruments	—	728	—	728
Deferred income taxes	362	—	—	362
Current portion of long term debt	—	2,738	—	2,738
Total current liabilities	43,609	136,554	(11,361)	168,802

Long-term debt	7,500	601,262	—	608,762
Non-controlling interest in consolidated subsidiary	508	—	300,507	301,015
Other long-term liabilities	12,641	1,102	—	13,743
Total liabilities	64,258	738,918	289,146	1,092,322

Total stockholders’ equity	39,982	307,175	(307,175)	39,982
Total liabilities and stockholders’ equity	$104,240	$1,046,093	$(18,029)	$1,132,304

MarkWest Hydrocarbon, Inc.
Operating Statistics

	Three Months Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005
MarkWest Hydrocarbon Standalone:
Marketing
NGL product sales (gallons)	29,495,000	31,317,000	79,462,000	83,481,000

Wholesale
NGL product sales (gallons)(1)	7,867,000	7,087,000	35,063,000	26,759,000

MarkWest Energy Partners:
Southwest:
East Texas (2)
Gathering systems throughput (Mcf/d)	375,000	323,000	360,000	305,000
NGL product sales (gallons)	40,461,000	26,222,000	75,897,000	50,596,000

Oklahoma
Foss Lake gathering systems throughput (Mcf/d)	84,500	70,000	86,100	69,000
Arapaho NGL product sales (gallons)	19,615,000	16,457,000	38,032,000	31,674,000

Other
Appleby gathering systems throughput (Mcf/d)	33,600	32,000	33,600	30,000
Other gathering systems throughput (Mcf/d)	21,900	16,000	20,500	17,000
Lateral throughput volumes (Mcf/d)(3)	93,600	91,000	71,500	72,000

Appalachia:
Natural gas processed for a fee (Mcf/d)(4)	197,000	192,000	201,000	200,000
NGLs fractionated for a fee (Gal/day)	450,000	421,000	450,000	441,000
NGL product sales (gallons)	10,468,000	10,154,000	20,951,000	20,919,000

Michigan:
Natural gas processed for a fee (Mcf/d)	5,800	6,800	5,200	6,900
NGL product sales (gallons)	1,394,000	1,493,000	2,843,000	3,056,000
Crude oil transported for a fee (Bbl/d)	14,900	14,200	14,600	14,200

Gulf Coast:(5)
Natural gas processed for a fee (Mcf/d)	130,000	NA	125,000	NA
NGLs fractionated for a fee (Gal/day)	1,128,000	NA	1,086,000	NA